UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2016

USAA Acceptance, LLC

(Exact Name of Depositor as Specified in its Charter)
Commission File Number: 333-208659
Central Index Key Number: 0001178049

USAA Auto Owner Trust 2016-1

(Exact Name of Issuing Entity as Specified in its Charter)
Commission File Number: 333-208659-01
Central Index Key Number: 0001683170

USAA Federal Savings Bank
(Exact Name of Sponsor as Specified in its Charter)
Central Index Key Number: 0000908392

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

71-0898378
(Registrant’s I.R.S. Employer Identification No.)

USAA Acceptance, LLC 1105 North Market Street, Suite 1300 Wilmington, Delaware	19801
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(210) 498-0029

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-1 0.68000% Auto Loan Asset Backed Notes, the Class A-2 1.07% Auto Loan Asset Backed Notes, the Class A-3 1.20% Auto Loan Asset Backed Notes, the Class A-4 1.39% Auto Loan Asset Backed Notes and the Class B 1.82% Auto Loan Asset Backed Notes (the “Notes”) by USAA Auto Owner Trust 2016-1 described in the Prospectus dated September 12, 2016.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit

No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of September 14, 2016 with respect to legality matters
8.1	Opinion of Mayer Brown LLP dated as of September 14, 2016 with respect to tax matters

2	Form 8-K re: opinions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2016	USAA AUTO OWNER TRUST 2016-1

By: USAA Federal Savings Bank, as Servicer

	By:	/s/ Martha D. Leiper
	Name:	Martha D. Leiper
	Title:	Senior Vice President, Treasurer

S-1	Form 8-K re: opinions